================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ----------------

       Date of Report (Date of earliest event reported): November 25, 2003



                        MORGAN STANLEY ABS CAPITAL I INC.
             (Exact name of registrant as specified in its charter)


                   DELAWARE                                 333-104046                               13-3939229
         (State or Other Jurisdiction                      (Commission                            (I.R.S. Employer
              of Incorporation)                            File Number)                         Identification No.)

                1585 BROADWAY
              NEW YORK, NEW YORK                                                                       10036
            (Address of Principal                                                                    (Zip Code)
              Executive Offices)






       Registrant's telephone number, including area code: (212) 761-4000

                                    No Change
   ---------------------------------------------------------------------------



          (Former name or former address, if changed since last report)



-------------------------------------------------------------------------------

         Item 2.           Acquisition or Disposition of Assets
                           ------------------------------------

Description of the Certificates and the Mortgage Loans

                  Morgan Stanley ABS Capital I Inc. registered issuances of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-104046) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, CDC Mortgage Capital Trust 2003-HE4 (the "Trust") issued approximately $750,000,000 in aggregate principal amount of its Mortgage Pass-Through Certificates, Series 2003-HE4 (the "Certificates"), on November 25, 2003. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as
Exhibit 4.1, dated as of November 1, 2003, between Morgan Stanley ABS Capital I Inc., Ocwen Federal Bank FSB, in its capacity as servicer (the "Servicer"), CDC Mortgage Capital Inc. (the "Unaffiliated Seller") and Deutsche Bank National Trust Company, in its capacity as trustee (the "Trustee"). The Certificates consist of nine classes of senior Certificates, the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Offered Certificates") and three classes of subordinated Certificates (the "Class X Certificates", the "Class P Certificates" and the "Class R Certificates"). Only the Offered Certificates were offered. The Certificates initially evidenced, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

                  The assets of the Trust consist primarily of one pool of fixed-rate, closed-end, conventional, monthly pay, generally fully amortizing, business and consumer purpose residential home equity loans (the "Mortgage Loans") secured by first or second lien mortgages or deeds of trust (the "Mortgages") on real properties (the "Mortgage Properties"). The Mortgaged Properties securing the Mortgage Loans consist primarily of single family residences (which may be detached, part of a two-to four-family dwelling, a condominium unit or a unit in a planned unit development).

                  Interest distributions on the Class A-1, Class A-2, Class A-3 Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rates for the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates are adjustable.

                  The Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates have an original Certificate Principal Balance of $200,000,000 $301,100,000, $122,316,000,
$49,417,000, $38,013,000, $11,404,000, $11,404,000, $7,603,000 and $8,743,000,
respectively.

                  As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated November 25, 2003 and the Prospectus Supplement dated November 14, 2003 filed pursuant to Rule 424(b) (5) of the Act on November 19, 2003.

                  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                             -----------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1.1 Underwriting Agreement, dated November 14, 2003, between Morgan Stanley ABS Capital I Inc. and Morgan Stanley & Co. Incorporated.

         1.2 Indemnification Agreement, dated as of November 14, 2003, among Morgan Stanley ABS Capital I Inc., Morgan Stanley & Co. Incorporated and CDC Mortgage Capital Inc.

         4.1 Pooling and Servicing Agreement, dated as of November 1, 2003, among Morgan Stanley ABS Capital I Inc., as depositor, CDC Mortgage Capital Inc., as unaffiliated seller, Ocwen Federal Bank FSB, as servicer, and Deutsche Bank National Trust Company, as trustee.

         8.1 Opinion of Dewey Ballantine LLP, special tax counsel to Morgan Stanley ABS Capital I Inc., regarding certain tax matters.

                                   SIGNATURES


                           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MORGAN STANLEY ABS CAPITAL I INC.
                                      As Depositor and on behalf of CDC
                                      Mortgage Capital Trust 2003-HE3
                                      Registrant


                                    By: /s/ Gail McDonnell
                                        ------------------
                                        Name:    Gail McDonnell
                                        Title:   Vice President




         Dated:  November 25, 2003

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.                                 DESCRIPTION
-----------                                 -----------
     1.1                                    Underwriting Agreement, dated November 14, 2003, between Morgan Stanley ABS
                                            Capital I Inc. and Morgan Stanley & Co. Incorporated.

     1.2                                    Indemnification Agreement, dated as of November 14, 2003, among Morgan
                                            Stanley ABS Capital I Inc., Morgan Stanley & Co. Incorporated and CDC
                                            Mortgage Capital Inc.

     4.1                                    Pooling and Servicing Agreement, dated as of November 1, 2003, among Morgan
                                            Stanley ABS Capital I Inc., as depositor, CDC Mortgage Capital Inc., as unaffiliated seller, Ocwen Federal Bank FSB, as servicer, and Deutsche Bank
                                            National Trust Company, as trustee.

     8.1                                    Opinion of Dewey Ballantine LLP, special tax counsel to Morgan Stanley ABS
                                            Capital I Inc., regarding certain tax matters.